UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 19, 1999




                                  ENTRADE INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Pennsylvania                    1-15303                    52-2153008
 ---------------------------        -----------              ------------------
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


   500 Central Avenue, Northfield, Illinois                        60093
   ----------------------------------------                       --------
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (847) 441-6650



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
------   ------------------------------------

         On October 19, 1999, Entrade Inc. ("Entrade") completed its acquisition (the "Acquisition") of all of the outstanding capital stock of Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., which engage in business under the name Nationwide Auction Systems (collectively, "Nationwide"), pursuant to a Stock Purchase Agreement (the "Agreement") dated as of October 15, 1999 among Entrade, Nationwide and the stockholders of Nationwide, namely, Don Haidl, Corey P. Schlossmann, and Peggy Haidl, as trustee of Capital Direct 1999 Trust and Core Capital IV Trust (collectively, the "Sellers").

         The purchase price paid by Entrade to the Sellers under the Agreement consisted of the following: (a) an aggregate of 1,570,000 shares of Entrade Common Stock; (b) unsecured promissory notes (the "Notes") in the aggregate principal amount of $4,800,000, maturing on November 29, 1999; (c) an aggregate of $6,000,000 cash; and (d) unsecured promissory notes (the "Term Notes") in the aggregate principal amount of $14,000,000, maturing October 1, 2001. The Notes and the Term Notes bear interest at an annual rate of 8%. Entrade paid the cash portion of the purchase price with its existing cash assets. Entrade also issued 80,000 shares of Entrade Common Stock in payment of fees to its agent in connection with the closing of the transaction.

         Entrade is required to prepay the Notes prior to their maturity date in the event that it receives in excess of $4,800,000 in debt or equity financing or does not receive a commitment for such financing by November 15, 1999. In the event Entrade is required to prepay the Notes or pay the Notes at maturity, as the case may be, Entrade intends to pay the Notes by delivering shares of Entrade Common Stock (the "Note Shares") at the rate of the lower of (a) $17 per share or (b) 85% of the average closing price of Entrade Common Stock on the New York Stock Exchange on the last five trading days ending on the applicable due date of the Notes.

         Entrade has granted to the Sellers certain registration rights pursuant to a Stock Restriction and Registration Rights Agreement. The Sellers have agreed to an initial limit on the number of shares that can be sold under any future registration statement until May 31, 2000 to 400,000 shares in the aggregate, subject to certain adjustments. This agreement does not limit the number of Note Shares, if any, that may be sold under any future registration statement.

         Entrade also entered into an employment agreement with Corey P. Schlossmann, who will serve as an executive officer of Nationwide. The initial term of the employment agreement is three years. The term will automatically be extended on each anniversary of the agreement commencing the third anniversary for one year unless either party gives notice that it does not wish to extend the employment term not later than 90 days preceding such anniversary date. In the event of termination without cause by Nationwide or by Mr. Schlossmann for good reason, as those terms are defined in the agreement, Mr. Schlossmann will be entitled to receive his then current base salary until the later of the end of the then existing term or a period of six months from the termination date.

         Pursuant to his employment agreement, Mr. Schlossmann was issued a stock option (the "Option") exercisable for the purchase of up to 200,000 shares of Entrade Common Stock at an exercise price of $9 per share. The Option became exercisable in full on the date of the closing of the Acquisition. As of the closing date of the Acquisition, Mr. Schlossmann was appointed as a director of Entrade.

         Nationwide, which has operated for over 20 years, is one of the nation's largest volume public auction firms in the disposition of municipality, law enforcement, corporate and utility company surplus property. In addition to vehicles and equipment, Nationwide conducts real property and jewelry auctions. Nationwide conducts the auctions at its facilities or at off-site locations. Nationwide has six facilities located in California, Missouri, Delaware and Georgia.

         Prior to consummation of the Acquisition, no material relationship existed between (a) Nationwide or the Sellers and (b) Entrade or any affiliate of Entrade, any director or officer of Entrade or any associate of a director or officer of Entrade. The consideration under the Agreement was determined by arms' length negotiations between Entrade and the Sellers and Nationwide.

Item 7.      Financial Statements and Exhibits.
------       ---------------------------------

         (a) Financial Statements.

         The historical financial statements of the acquired business required by Rule 3-05 of Regulation S-X are not yet available. Pursuant to Item 7(a)(4) of Form 8-K, such historical financial information will be filed as soon as practicable within the period prescribed under such item.

         (b) Pro forma financial information.

         The pro forma financial information required by Article 11 of Regulation S-X is not yet available. Pursuant to Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed as soon as practicable within the period prescribed under such item.

         (c)      Exhibits:

         Exhibit No.                             Exhibit Description
         -----------                             -------------------

         2.1 Stock Purchase Agreement dated as of October 15, 1999 among Entrade Inc., Don Haidl,
                                    Corey  P.   Schlossmann,   Peggy  Haidl,  as
                                    trustee of the Capital Direct 1999 Trust and
                                    the   Core   Capital   IV   Trust,    Public
                                    Liquidation   Systems,    Inc.   and   Asset
                                    Liquidation  Group,  Inc.  and  the  Closing
                                    Letter  dated as of October  15,  1999 among
                                    all parties to the Stock Purchase Agreement,
                                    without   schedules   and  other   exhibits.
                                    Entrade agrees to furnish supplemen tally copies of these schedules and other exhibits omitted to the Commission upon request.

         10.1 Promissory Note dated as of October 15, 1999 from Entrade to Don Haidl, in the principal amount of $4,320,000.

         10.2 Promissory Note dated as of October 15, 1999 from Entrade to Corey P. Schlossmann, in the principal amount of $480,000.

         10.3 Promissory Note dated as of October 15, 1999 from Entrade to Don Haidl, in the principal amount of $12,600,000.

         10.4 Promissory Note dated as of October 15, 1999 from Entrade to Corey P. Schlossmann, in the principal amount of $1,400,000.

         10.5                       Employment Agreement dated as of October 15,
                                    1999   between    Entrade   and   Corey   P.
                                    Schlossmann.

         10.6 Nonqualified Stock Option Agreement dated as of October 15, 1999 between Entrade Inc. and Corey P. Schlossmann.

         10.7 Stock Restriction and Registration Rights Agreement dated as of October 15, 1999 between Entrade Inc. and the Sellers.

                                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ENTRADE INC.


                                              By:/s/ John G. Hamm
                                                 ------------------------------
                                                  John G. Hamm,
                                                  Executive Vice President
                                                  and Secretary

Date:  October 28, 1999

                                  EXHIBIT INDEX

         Exhibit No.                                 Exhibit Description
         -----------                                 -------------------

         2.1 Stock Purchase Agreement dated as of October 15, 1999 among Entrade Inc., Don Haidl,
                                    Corey  P.   Schlossmann,   Peggy  Haidl,  as
                                    trustee of the Capital Direct 1999 Trust and
                                    the   Core   Capital   IV   Trust,    Public
                                    Liquidation   Systems,    Inc.   and   Asset
                                    Liquidation  Group,  Inc.  and  the  Closing
                                    Letter  dated as of October  15,  1999 among
                                    all parties to the Stock Purchase Agreement,
                                    without   schedules   and  other   exhibits.
                                    Entrade agrees to furnish supplemen tally copies of these schedules and other exhibits omitted to the Commission upon request.

         10.1 Promissory Note dated as of October 15, 1999 from Entrade to Don Haidl, in the principal amount of $4,320,000.

         10.2 Promissory Note dated as of October 15, 1999 from Entrade to Corey P. Schlossmann, in the principal amount of $480,000.

         10.3 Promissory Note dated as of October 15, 1999 from Entrade to Don Haidl, in the principal amount of $12,600,000.

         10.4 Promissory Note dated as of October 15, 1999 from Entrade to Corey P. Schlossmann, in the principal amount of $1,400,000.

         10.5                       Employment Agreement dated as of October 15,
                                    1999   between    Entrade   and   Corey   P.
                                    Schlossmann.

         10.6 Nonqualified Stock Option Agreement dated as of October 15, 1999 between Entrade Inc. and Corey P. Schlossmann.

         10.7 Stock Restriction and Registration Rights Agreement dated as of October 15, 1999 between Entrade Inc. and the Sellers.